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                                                                   Exhibit 10.3

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING CREDIT LOAN AGREEMENT


         This Second Amendment to Amended and Restated Revolving Credit Loan Agreement (the "Amendment"), dated as of April 2, 1996 and to be effective as of January 1, 1996, is made and entered into by and among Bank One, Columbus, NA, a national banking association ("Bank One"), Bank One, as Agent (the "Agent"), acting in the manner and to the extent described in Article IX of the Agreement (as defined herein), Rocky Shoes & Boots, Inc., an Ohio corporation ("Rocky Inc."), Rocky Shoes & Boots Co., an Ohio corporation ("Rocky Co."), Five Star Enterprises Ltd., a Cayman Islands corporation ("Five Star"), and Lifestyle Footwear, Inc., a Delaware corporation ("Lifestyle") (Rocky Inc., Rocky Co., Five Star and Lifestyle shall be referred to herein individually as a "Borrower" and collectively as the "Borrowers"),

                             BACKGROUND INFORMATION

         A. The Borrowers, Bank One and NBD Bank, individually and as agent, entered into a certain Amended and Restated Revolving Credit Loan Agreement, dated as of March 30, 1995, as amended by a certain First Amendment to Amended and Restated Revolving Credit Loan Agreement, dated as of September 22, 1995 (such agreement, as so amended, the "Agreement"), pursuant to which Bank One and NBD Bank agreed to provide revolving credit loans to the Borrowers, upon and subject to the terms and conditions as set forth in the Agreement.

         B. Bank One (i) assumed all rights, interests and obligations of NBD Bank, individually and as agent, under the Agreement, and (ii) purchased the revolving credit loan of NBD Bank to the Borrowers made under the Agreement, pursuant to a certain Loan Purchase, Assignment and Master Amendment Agreement, dated as of February 1, 1996.

         C. The Borrowers have requested that the Agreement be amended, and Bank One is willing to amend the Agreement, upon and subject to the terms and conditions as hereinafter set forth.

                                   PROVISIONS

         NOW, THEREFORE, in consideration of the foregoing, the provision of the agreements and covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank One, the Agent and the Borrowers hereby agree as follows (capitalized terms not defined herein shall have the meanings set forth in the Agreement):

         SECTION 1. Amendment of the Agreement.

         (a) Section 7.2(l)(ii) of the Agreement shall be amended in its entirety to provide as follows:


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                  (ii) Consolidated Tangible Net Worth. Permit Consolidated
         Tangible Net Worth to be less than (x) $23,250,000 through and including June 29, 1996, and (y) $23,750,000 thereafter, which amount shall increase annually on the last day of each Fiscal Year by 75% of Consolidated Earnings for such Fiscal Year (but not decreased by any losses), commencing with the Fiscal Year ending December 31, 1996.

         (b) Section 7.2(l)(iv) of the Agreement shall be amended in its entirety to provide as follows:

                  (iv) Cash Flow Coverage. Permit Cash Flow Coverage (based on the last four (4) Fiscal Quarters) to be less than (x) 1.1:1.0 through and including June 29, 1996, and (y) 1.3:1.0 thereafter.

         SECTION 2. Truth of Representations and Warranties; No Defaults. The Borrowers hereby represent and warrant that the following shall be true and correct as of the date of this Amendment:

                  (a) The representations and warranties of the Borrower contained in Article V of the Agreement are true and correct on and as of the date of this Amendment as if made on and as of such date unless stated to relate to a specific earlier date;

                  (b) No event or condition exists which constitutes a Default or an Event of Default;

                  (c) All financial information heretofore provided to Bank One and the Agent is true, accurate and complete in all material respects; and

                  (d) Neither this Amendment nor any other document, certificate or written statement furnished to Bank One or to the Agent by or on behalf of the Borrowers in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

         SECTION 3. Reaffirmation of Liability. The Borrowers hereby reaffirm their respective liability to Bank One under the Agreement and all other agreements and instruments executed by the Borrowers for the benefit of Bank One in connection with the Agreement (the "Bank Documents"). In addition, the Borrowers agree that Bank One and the Agent have performed all of their respective obligations under the Agreement and the Bank Documents and that neither Bank One nor the Agent is in default under any obligation either of them have or ever did have to the Borrowers under the Agreement, the Bank Documents or any other agreement.

         SECTION 4. Effectiveness of Amendment. All of the terms, covenants and conditions of, and the obligations of the Borrowers under, the Agreement and the Bank Documents shall remain in full force and effect as amended hereby.


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         SECTION 5. Preservation of Existing Security Interests. Each mortgage, security interest, pledge, assignment, lien or other conveyance or encumbrance of any right, title, or interest in any Collateral or other property of any kind delivered to Bank One and/or the Agent at any time by the Borrowers or any Person in connection with the Agreement or the Bank Documents or to secure the performance of the obligation of the Borrowers under the Agreement and the Bank Documents shall remain in full force and effect following the execution of this Amendment.

         SECTION 6. Reservation of Rights; Effective Insolvency Proceeding. Nothing herein shall be construed to release, waive, relinquish, discharge, or in any other manner modify or affect the ability of any party hereto to contest to the discharge or dischargeability in bankruptcy of the obligation of any Person or entity in connection with the Agreement and the Bank Documents.

         SECTION 7. Governing Law. This Amendment is being delivered, and is intended to be performed in, the State of Ohio and shall be construed and enforced in accordance with, and governed by, the laws of the State of Ohio.

         SECTION 8. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 10. Headings. The headings of the sections of this Amendment are for convenience only and shall not affect the construction or interpretation of this Amendment.

         SECTION 11. Interpretation. This Amendment is to be deemed to have been prepared jointly by the parties hereto, and any uncertainty or ambiguity existing herein shall not be interpreted against any party but shall be interpreted according to the rules for the interpretation of arm's length agreements.

         SECTION 12. Waiver of Jury Trial. BANK ONE, THE AGENT AND EACH BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWING, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY RELATED INSTRUMENT OF AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT THE AGENT'S OR BANK ONE'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN, IN THE


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AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT. NEITHER BANK ONE, THE AGENT
NOR ANY BORROWER SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK ONE, THE AGENT OR THE BORROWERS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

BANK ONE:

BANK ONE, COLUMBUS, NA, individually
  and as Agent,
  a national banking association


By: /s/ Elizabeth Cadwallader
   ---------------------------------
Title: Vice President
      ------------------------------


BORROWERS:

ROCKY SHOES & BOOTS, INC.                        ROCKY SHOES & BOOTS CO.,
  an Ohio corporation                              an Ohio corporation


By: /s/ David Fraedrich                          By: /s/ David Fraedrich
   ---------------------------                      ---------------------------
Title: Exec. V.P. and C.F.O.                     Title: Exec. V.P. and C.F.O.
      ------------------------                         ------------------------

FIVE STAR ENTERPRISES, LTD.                      LIFESTYLE FOOTWEAR, INC.
  a Cayman Islands corporation                     a Delaware corporation


By: /s/ David Fraedrich                          By: /s/ David Fraedrich
   ---------------------------                      ---------------------------
Title: Exec. V.P. and C.F.O.                     Title: Exec. V.P. and C.F.O.
      ------------------------                         ------------------------


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